SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


    Filed by the Registrant |X|
    Filed by a Party other than the Registrant |_|

    Check the appropriate box:

         | | Preliminary Proxy Statement
         |_| Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         |X| Definitive Proxy Statement
         |_| Definitive Additional Materials
         |_| Soliciting Material  Pursuant to  Section 240.14a-11(c)  or Section
             240.14a-12

                          SUNBURST ACQUISITIONS I, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
       Item 22(n)(2) of Schedule 14A.
   |_| Fee computed below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

    (5) Total fee paid:
--------------------------------------------------------------------------------

    |_|  Fee paid previously by written preliminary materials.
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
--------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

    (3)  Filing Party:
--------------------------------------------------------------------------------

    (4)  Date Filed:
--------------------------------------------------------------------------------

                          SUNBURST ACQUISITIONS I, INC.
                         The Beren, Blisworth Hill Farm
                                   Stoke Road
                       Blisworth, Northamptonshire NN7 3DB
                                 United Kingdom

                                                                February 9, 1999

To our Shareholders:

         You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of Sunburst Acquisitions I, Inc., a Colorado corporation (the "Company"), to be held at 10:00 a.m., local time, on February 22, 1999 at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northamptonshire, NN7 3DB United Kingdom.

         At the Special Meeting, you will be asked to consider and vote upon an amendment to the Company's Articles of Incorporation, changing the name of the Company from "Sunburst Acquisitions I, Inc." to "Invu, Inc." The enclosed Notice of Special Meeting and Proxy Statement more fully describes the business to be transacted at the Special Meeting.

         Whether or not you plan to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card promptly. If you attend the Special Meeting, you may revoke such proxy and vote in person if you wish, even if you have previously returned your proxy card. If you do not attend the Special
Meeting, you may still revoke such proxy at any time prior to the Special Meeting by providing written notice of such revocation to Martyn Doherty, Chief Financial Officer and Secretary of the Company. YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.

                                           Sincerely,

                                           /s/ David Morgan
                                           -------------------------------------
                                           David Morgan, Director,
                                           President and Chief Executive Officer

                          SUNBURST ACQUISITIONS I, INC.
                         The Beren, Blisworth Hill Farm
                                   Stoke Road
                       Blisworth, Northamptonshire NN7 3DB
                                 United Kingdom
                                 ---------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON February 22, 1999
                                   -----------

To the Shareholders of Sunburst Acquisitions I, Inc.:

         A Special Meeting of Shareholders (the "Special Meeting") of Sunburst Acquisitions I, Inc., a Colorado corporation (the "Company"), will be held on February 22, 1999 at 10:00 a.m., local time, at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northamptonshire, NN7 3DB United Kingdom, for the following purposes:

                  1. To approve an amendment to the Articles of Incorporation of
         the  Company  to  change  the  name  of  the  Company  from   "Sunburst
         Acquisitions I, Inc." to "Invu, Inc."; and

                  2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 27, 1999, WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING AND ANY
ADJOURNMENTS THEREOF. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. IF YOU DO NOT ATTEND THE SPECIAL MEETING, YOU MAY STILL REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY PROVIDING WRITTEN NOTICE OF SUCH REVOCATION TO MARTYN DOHERTY, SECRETARY OF THE COMPANY. YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.



                                              By Order of the Board of Directors


                                              /s/ Martyn Doherty
                                              ----------------------------------
                                              Martyn Doherty, Secretary


Blisworth, Northamptonshire, United Kingdom
February 9, 1999

                          SUNBURST ACQUISITIONS I, INC.
                         The Beren, Blisworth Hill Farm
                                   Stoke Road
                       Blisworth, Northamptonshire NN7 3DB
                                 United Kingdom
                                   -----------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 22, 1999

                                   -----------


         This Proxy Statement is furnished to the shareholders of Sunburst Acquisitions I, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (or any adjournments thereof to be held at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northamptonshire, NN7 3DB United Kingdom at 10:00 a.m., local time on February 22, 1999 (the "Special Meeting"). The accompanying proxy is being solicited by the Board of Directors of the Company. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about February 9, 1999.

         At the Special Meeting, holders of common stock, no par value, of the Company (the "Company Common Stock") will be asked to consider and vote upon an amendment to the Company's Articles of Incorporation, changing the name of the Company from "Sunburst Acquisitions I, Inc." to "Invu, Inc." (the "Amendment").

         The cost of preparing, assembling and mailing the Notice of Special Meeting, this Proxy Statement and the form of proxy, including the reimbursement of banks, brokers and other nominees for forwarding proxy materials to beneficial owners, will be borne by the Company. Proxies may also be solicited personally or by telephone by directors, officers and employees of the Company, who will receive no additional compensation.

                   VOTING, EXECUTION AND REVOCATION OF PROXIES

         Only shareholders of record at the close of business on January 27, 1999, the record date, will be entitled to vote at the Special Meeting and there were 161 record holders of Company Common Stock on the record date. Each share of Company Common Stock entitles the holder to one vote on all matters to come before the Special Meeting. There is no cumulative voting.

         Shares represented by a proxy will be voted in the manner directed by the shareholder. If a shareholder returns an executed proxy, but does not indicate on the proxy a vote for or against the Amendment, the proxy will be voted (i) for the Amendment, and (ii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Special Meeting. If a shareholder returns a proxy and abstains from voting on the Amendment, the shares represented by such proxy will be considered present for purposes of determining the presence of a quorum at the Special Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of the Amendment. Accordingly, an abstention will be the equivalent of a vote against the Amendment. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on the Amendment, those shares will be counted as shares that are present for purposes of determining the presence of a quorum at the Special Meeting, but will not be considered present and entitled to vote for purposes of determining the approval of the Amendment.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE SUCH PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. IF YOU DO NOT ATTEND THE SPECIAL
MEETING, YOU MAY STILL REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY PROVIDING WRITTEN NOTICE OF SUCH REVOCATION TO THE COMPANY. ANY SUCH WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY DATED PROXY SHOULD BE MAILED OR DELIVERED TO MARTYN DOHERTY, SECRETARY, SUNBURST ACQUISITIONS I, INC., THE

BEREN, BLISWORTH HILL FARM, STOKE ROAD, BLISWORTH, NORTHAMPTONSHIRE NN7 3DB, UNITED KINGDOM. YOUR PROMPT CONSIDERATION WILL BE GREATLY APPRECIATED.

                                    PROPOSAL

            TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                     TO CHANGE THE NAME OF THE COMPANY FROM
                 "SUNBURST ACQUISITIONS I, INC." TO "INVU, INC."

         The Board of Directors has approved, and recommends that the Company's shareholders approve and adopt an amendment to the Company's Articles of Incorporation to provide for a change in the Company's name from "Sunburst Acquisitions I, Inc." to "Invu, Inc." Under the Colorado Business Corporation Act, a change in corporate name requires an amendment to a corporation's Articles of Incorporation.

         The strategy behind the name change is to cause the public to more closely associate the Company with the name under which the Company's products have been marketed. As part of this strategy, on November 16, 1998, the Company changed its listing symbol on the OTC Bulletin Board from "SBSS" to "INVU".

         If approved, the Amendment would become effective upon filing with the Secretary of State of the State of Colorado, which would take place as soon as practicable following the Special Meeting.

         APPROVAL OF THE AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE GREATER OF (1) A MAJORITY OF THE VOTING POWER OF THE SHARES OF COMPANY COMMON STOCK PRESENT AND ENTITLED TO VOTE AT THE SPECIAL MEETING, OR (2) A MAJORITY OF THE VOTING POWER OF THE MINIMUM NUMBER OF SHARES OF COMPANY COMMON STOCK ENTITLED TO VOTE THAT WOULD CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NAME CHANGE.

            PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT


         The following table sets forth information regarding the beneficial ownership of Company Common Stock as of the Record Date by (i) each director of the Company; (ii) each executive officer; (iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Company Common Stock.



                                                                    Beneficial Ownership (1)
                                                   -----------------------------------------------------------
            Name of Beneficial Owner                          Number of Shares                 Percentage
            ------------------------                          ----------------                 ----------
Montague Limited (1)                                           26,446,310                        87.75%
David Morgan (2)(3)                                                     *                            *
Martyn Doherty (2)(4)                                                   *                            *
Paul O'Sullivan (2)(5)                                                  *                            *
Peter Fraser (2)                                                        *                            *
Officers and Directors as a Group (2)                                   *                            *


(1) Montague Limited ("Montague") is a company organized under Isle of Man law with a business address of 34 Athol Street, Douglas, Isle of Man IM1 1RD United Kingdom. The directors of Montague are Eammon Harkin and Barry John Williams. The sole issued and outstanding share capital of Montague is owned of record by an Isle of Man corporation related to the corporate trustee of a discretionary trust (the "Trust"), the res of which includes beneficial ownership of the capital stock of Montague and, therefore, indirect beneficial ownership of 26,446,310 shares of Company Common Stock that are held of record by Montague.

(2) Such person or persons are within a class of beneficiaries of the Trust. The percentage of each such person's beneficial interest in the assets of the Trust has not been determined at this time.

(3) David Morgan is President and Chief Executive Officer of the Company and is a member of the Company's Board of Directors.

(4) Martyn Doherty is Vice President -- Chief Financial Officer and Secretary of the Company and is a member of the Company's Board of Directors.

(5) Paul O'Sullivan is Vice President -- Director of Development of the Company and is a member of the Company's Board of Directors.



                        CHANGES IN CONTROL OF REGISTRANT

     On August 31, 1998, the Company consummated the acquisition of all of the issued and outstanding capital stock of Invu PLC, a company incorporated under English law ("Invu"), in exchange for 26,506,552 shares (the "Share Exchange") of the Company Common Stock, pursuant to a Share Exchange Agreement, dated as of May 19, 1998, by and between the Company and Montague Limited ("Montague"), an Isle of Man company (as amended by that certain First Amendment to Share Exchange Agreement, dated as of July 23, 1998, the "Share Exchange Agreement"). As a result of the Share Exchange, a change of control of the Company occurred.

     Effective August 31, 1998, as a result of the Share Exchange, Invu became a wholly-owned subsidiary of the Company. As conditions precedent to the consummation of the Share Exchange, (i) Montague received a power of attorney from Halcyon Enterprises Plc, a company incorporated under English law ("Halcyon"), to transfer its shares of Invu to the Company, and (ii) all of the outstanding shares of Series A Convertible Preferred Stock of the Company (the "Preferred Stock") were converted into Company Common Stock at a conversion rate of two (2) shares of Company Common Stock for each share of Preferred Stock. As of August 31, 1998, the Company had a total of 2,190,000 shares of Company
Common Stock issued and outstanding after the conversion of the Company's Preferred Stock. Upon consummation of the Share Exchange, Montague and Halcyon (collectively, the "Invu Shareholders") received in the aggregate 26,506,552 shares of Company Common Stock in exchange for all of the issued and outstanding share capital of Invu.

     The shares of Company Common Stock received by the Invu Shareholders in the Share Exchange were issued in a transaction exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and, therefore, are restricted securities.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders of the Company intended to be presented at the Annual Meeting of Shareholders of the Company scheduled to be held, subject to change, on September 15, 1999, must have been received by the Company, addressed to the Secretary of the Company at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northamptonshire NN7 3DB United Kingdom, by no later than April 15, 1999, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that are intended to be brought before the Special Meeting other than matters described in the Notice of Special Meeting mailed together with this Proxy Statement. If other matters, of which the Board of Directors is not aware, are presented for action, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in their sole discretion.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ David Morgan
                                            ------------------------------------
                                            David Morgan, President


February 9, 1999

     PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      Appendix A

                              [Front of Proxy Card]

                          SUNBURST ACQUISITIONS I, INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 22, 1999


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints David Morgan and Martyn Doherty and each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote, as designed below, all shares of capital stock of Sunburst Acquisitions I, Inc. (the "Company") the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company, to be held on February 22, 1999, and at all adjournments thereof:

1. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY FROM "SUNBURST ACQUISITIONS I, INC." TO "INVU, INC."

     [ ] FOR                       [ ] AGAINST                       [ ] ABSTAIN

             (CONTINUED, AND TO BE SIGNED AND DATED, ON OTHER SIDE)


                              [Back of Proxy Card]

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
              IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE ITEM.
INSTRUCTIONS: Please sign exactly as your name appears on the label affixed hereto. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by an authorized officer. If a partnership, please sign in the partnership name by authorized person.


------------------------------------    ----------------------------------------
             Signature                           Signature if held jointly

------------------------------------    ----------------------------------------
        Please print name                             Please print name

Dated:                                      , 1999
          ---------------------------------

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
          PROMPTLY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.